UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 17, 2021
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

799 W. Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OSTK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On August 17, 2021, Overstock.com, Inc. (the “Company”) announced that its Board of Directors has approved a stock repurchase program (the “Repurchase Program”), pursuant to which the Company may, from time to time, purchase shares of its outstanding common stock for an aggregate repurchase price not to exceed $100 million at any time through December 31, 2023.

Repurchases under the Repurchase Program may be effected through open market purchases (which may include repurchase plans designed to comply with Rule 10b5-1).

The Repurchase Committee designated by the Board of Directors will determine the actual timing, number, and value of any shares repurchased under the Repurchase Program in its discretion using factors such as, but not limited to, stock price, trading volume, general market conditions, and the ongoing assessment of the Company’s capital needs. There is no assurance of the number or aggregate price of any shares that the Company will repurchase. The Repurchase Program may be extended, suspended, or terminated at any time by the Board of Directors.

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements about whether or how the Company may repurchase shares under the repurchase program or how many shares, if any, the Company may repurchase. Additional information regarding factors that could materially affect results and the Company’s ability or willingness to repurchase any shares may be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 26, 2021, our Form 10-Q for the quarter ended March 31, 2021 which was filed with the SEC on May 6, 2021, our Form 10-Q for the quarter ended June 30, 2021 which was filed with the SEC on August 5, 2021, and in our subsequent filings with the SEC. There also may be additional risks that the Company does not presently know about or that it currently believes are immaterial that could also impair its business or results of operations and could adversely affect the Company’s ability or willingness to repurchase any shares. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Chief Legal Officer
Date:	August 17, 2021

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